UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)      DECEMBER 13, 2005
                                                       -------------------------


                        ANTEON INTERNATIONAL CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                333-84835                                13-3880755
--------------------------------------------------------------------------------
          (Commission File Number)            (IRS Employer Identification No.)

      3211 JERMANTOWN ROAD, SUITE 700
               FAIRFAX, VIRGINIA                               22030-2801
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                     (Zip Code)

                                 (703) 246-0200
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

                  On December 13, 2005, Anteon International Corporation (the "COMPANY") entered into an agreement and plan of merger (the "MERGER AGREEMENT") with General Dynamics Corporation ("GENERAL DYNAMICS") and Avenger Acquisition Corporation ("AVENGER"), a wholly owned subsidiary of General Dynamics, pursuant to which General Dynamics agreed to acquire the Company for approximately $2.2 billion, which includes the assumption of approximately $100 million in debt.

                  Pursuant to the terms of the Merger Agreement, General Dynamics will acquire all of the Company's outstanding common stock in a cash merger at a price of $55.50 per share (the "MERGER") and the Company's net debt, which was approximately $100 million as of September 30, 2005. Upon completion of the Merger, the Company will become a wholly owned subsidiary of General Dynamics.

                  The board of directors of the Company (1) approved the Merger Agreement and the Merger, (2) determined that the consideration to be paid in the Merger is fair to, and in the best interests of, the Company's stockholders and (3) resolved to recommend that the Company's stockholders approve the Merger, the Merger Agreement and the transactions contemplated by the Merger Agreement. The board of directors may change its recommendation if it receives a superior proposal and specified conditions are met.

                  The Merger is expected to be completed by the end of the second quarter in 2006, subject to regulatory approvals, as well as other customary closing conditions. Pursuant to the terms of the Merger Agreement, the Company and General Dynamics each have certain termination rights. The Merger Agreement also provides that, upon termination of the Merger Agreement under specified circumstances, the Company may be required to pay General Dynamics a termination fee of $42.5 million and to reimburse General Dynamics for its out-of-pocket expenses in connection with the Merger in an aggregate amount up to $500,000. In addition, the Merger Agreement provides that, upon termination of the Merger Agreement due to failure to obtain anti-trust approval under the Hart-Scott Rodino Act, General Dynamics may be required to pay the Company a termination fee of $42.5 million and to reimburse the Company for its out-of-pocket expenses in connection with the Merger in an aggregate amount up to $500,000.

                  Immediately prior to the execution of the Merger Agreement, the Company and American Stock Transfer and Trust Company (the "RIGHTS AGENT") entered into an amendment (the "RIGHTS AGREEMENT AMENDMENT") to the Rights Agreement dated as of March 15, 2002 (the "RIGHTS AGREEMENT"), which provides that neither the execution of the Merger Agreement nor any agreements, arrangements or understandings entered into by General Dynamics and Avenger in connection with the Merger Agreement, nor the announcement or consummation of the Merger, will trigger the provisions of the Rights Agreement. The Rights Agreement Amendment provides that the Rights Agreement terminates upon the effective time of the Merger. The Rights Agreement Amendment is further described in Item 3.03 below.

                  The foregoing descriptions of the Merger Agreement and the Rights Agreement Amendment do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and the Rights Agreement Amendment, which are filed as exhibits hereto and incorporated herein by reference.

ITEM 3.03.    MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

                  Immediately prior to the execution of the Merger Agreement, the Company and the Rights Agent entered into the Rights Agreement Amendment, which provides that neither the execution of the Merger Agreement nor any agreements, arrangements or understandings entered into by General Dynamics and Avenger in connection with the Merger Agreement, nor the consummation or announcement of the transactions contemplated by the Merger Agreement, will trigger the provisions of the Rights Agreement. The Rights Agreement Amendment terminates upon the effective time of the Merger.

                  In particular, the Rights Agreement Amendment provides that neither General Dynamics, Avenger nor any of their respective affiliates (the "EXEMPTED PERSONS") shall be deemed to be an "Acquiring Person," and a Triggering Event shall not be deemed to have occurred by virtue of or as a result of (i) any agreements, arrangements or understandings executed and delivered by the Exempted Persons in connection with the Merger Agreement or
(ii) the announcement or consummation of the transactions contemplated by the Merger Agreement. The Rights Agreement Amendment also redefines "Expiration Date" to include a potential earlier date and time immediately prior to the Merger becoming effective.

                  The foregoing description of the Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement Amendment, which is filed as an exhibit hereto, and is incorporated herein by reference.

ITEM 8.01.    OTHER EVENTS.

                  On December 14, 2005, the Company issued a press release announcing that its boards of directors had approved a definitive agreement and plan of merger for General Dynamics to purchase the Company for approximately $2.2 billion, as discussed in Item 1.01 above.

                  A copy of the press release is being filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBITS

10.1 Agreement and Plan of Merger, dated as of December 13, 2005, by and among Anteon International Corporation, Avenger Acquisition Corporation and General Dynamics Corporation.

10.2 Amendment No.1 to the Rights Agreement dated as of December 13, 2005 by and between Anteon International Corporation and American Stock Transfer and Trust Company.

99.1     Press Release, dated December 14, 2005.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ANTEON INTERNATIONAL CORPORATION


                                             By: /s/ Curtis L. Schehr
                                                 -----------------------------
                                                 Curtis L. Schehr
                                                 Senior Vice President
                                                 General Counsel and Secretary


Date: December 14, 2005